                               EXHIBIT (8)(n)(1)

               FORM OF AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT
                                     (AIM)

                                AMENDMENT NO. 7
                                ---------------

                            PARTICIPATION AGREEMENT
                            -----------------------

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A
                                  ----------

                                SERIES I SHARES

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            Funds Available                        Separate Accounts                          Policies Funded
          Under the Policies                      Utilizing the Funds                    by the Separate Accounts

--------------------------------------------------------------------------------------------------------------------------
 .   AIM V.I. Balanced Fund                   Retirement Builder Variable Annuity     Transamerica Life Insurance Company
 .   AIM V.I. Capital Appreciation Fund       Account                                 Policy Form No. AV288 101 95 796
     AIM V.I. Dent Demographic Trends                                                 under marketing names:  "Retirement
     Fund                                     Legacy Builder Variable Life            Income Builder II Variable Annuity" and
 .   AIM V.I. Government Securities           Separate Account                        "Portfolio Select Variable Annuity"
     Fund
 .   AIM V.I. Growth Fund                     PFL Variable Life Account A             Transamerica Life Insurance Company
 .   AIM V.I. Core Equity Fund                                                        Policy Form No. WL851 136 58 699 under
     (formerly AIM V.I. Growth and Income     Separate Account VA A                   the marketing name "Legacy Builder Plus"
     Fund)
 .   AIM V.I. International Growth            PFL Corporate Account One               Transamerica Life Insurance Company
     Fund (formerly AIM V.I. International    (1940 Act Exclusion)                    Policy Form No. APUL0600 699 under the
     Equity Fund)                                                                     marketing name "Variable Protector"
 .   AIM V.I. Premier Equity Fund
     (formerly AIM V.I. Value Fund)                                                   Transamerica Life Insurance Company
                                                                                      Policy Form No. AV337 101 100397 under
                                                                                      the marketing name "The Atlas Portfolio
                                                                                      Builder Variable Annuity"

                                                                                      Advantage V, Variable Universal Life
                                                                                      Policy (1933 Act Exempt)
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

                                SERIES II SHARES

--------------------------------------------------------------------------------------------------------------
         Funds Available                  Separate Accounts                   Policies Funded
       Under the Policies                Utilizing the Funds             by the Separate Accounts

--------------------------------------------------------------------------------------------------------------
 .   AIM V.I. Balanced Fund              Separate Account VA B            Transamerica Life Insurance
 .   AIM V.I. Basic Value Fund                                            Company Policy Form No. AV720 101
 .   AIM V.I. Blue Chip Fund             Separate Account VA C            148 102 under the marketing name
 .   AIM V.I. Capital                                                     "Transamerica Landmark Variable
     Appreciation Fund                   Separate Account VA D            Annuity"
 .   AIM V.I. Dent Demographic
     Trends Fund                         Separate Account VA F            Transamerica Life Insurance
 .   AIM V.I. Government                                                  Company Policy Form No. AV400 101
     Securities Fund                     Separate Account VA I            107 198 under the marketing name
 .   AIM V.I. Core Equity Fund                                            "Transamerica Freedom Variable
     (formerly AIM V.I. Growth and       Separate Account VA J            Annuity"
     Income Fund)
 .   AIM V.I. Premier Equity             Separate Account VA K            Transamerica Life Insurance
     Fund (formerly AIM V.I. Value                                        Company Policy Form No. AV710 101
     Fund)                                                                147 102 under the marketing name
                                                                          "Transamerica EXTRA Variable
                                                                          Annuity"

                                                                          Transamerica Life Insurance
                                                                          Company Policy Form No. AV474 101
                                                                          122 1099 under the marketing name
                                                                          "Transamerica Access Variable
                                                                          Annuity"

                                                                          Transamerica Life Insurance
                                                                          Company Policy Form No. AV288 101
                                                                          95 796 under the marketing name
                                                                          "Premier Asset Builder Variable
                                                                          Annuity"

                                                                          Transamerica Life Insurance
                                                                          Company Policy Form No. AV288 101
                                                                          95 796 under the marketing name
                                                                          "Principal-Plus Variable Annuity"

                                                                          Transamerica Life Insurance
                                                                          Company Policy Form No. AVI 200 1
                                                                          0100 under the marketing name
                                                                          "Immediate Income Builder II"

                                                                          Transamerica Life Insurance
                                                                          Company Policy Form No. AV721 101
                                                                          149 1001 under the marketing name
                                                                          "Retirement Income Builder III
                                                                          Variable Annuity"

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

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:  May 1, 2002

                                   AIM VARIABLE INSURANCE FUNDS


Attest:_______________________     By:_______________________________
Name:  Nancy L. Martin             Name:  Carol F. Relihan
Title: Assistant Secretary         Title: Senior Vice President

                                   A I M DISTRIBUTORS, INC.


Attest:_______________________     By:__________________________________
Name:  Nancy L. Martin             Name:  Michael J. Cemo
Title: Assistant Secretary         Title: President

                                   TRANSAMERICA LIFE INSURANCE COMPANY


Attest:__________________________  By:__________________________________
Name:  Frank A. Camp               Name:  Larry N. Norman
Title: Vice President & Division   Title:  President
       General Counsel

                                   AFSG SECURITIES CORPORATION


Attest:__________________________  By:__________________________________
Name:  Frank A. Camp               Name:  Larry N. Norman
Title: Secretary                   Title:  President